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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2006

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        1-15345                 25-1391475
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 (State or other jurisdiction         (Commission             (IRS Employer
    of incorporation)                 File Number)           Identification No.)

                                2441 Viscount Row
                             Orlando, Florida 32809
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               (Address of Principal Executive Offices) (Zip Code)

                                 (407) 855-5500
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              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1. Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On October 3, 2006, Galaxy Nutritional Foods, Inc. (the "Company") entered into a sublease agreement with Oracle Corporation (the "Sublease Agreement") whereby the Company will lease approximately 11,500 square feet of office space from Oracle Corporation at 5955 T.G. Lee Boulevard Suite 201 in Orlando, Florida. The term of the sublease is anticipated to commence on October 15, 2006 and end on January 31, 2009. The Sublease Agreement requires monthly base rental payments of $12,333.33 through November 14, 2007, $12,706.67 from November 15, 2007 through November 14, 2008, and $13,086.67 from November 15, 2008 through January 31, 2009. Upon execution of the Sublease Agreement, the Company paid prepaid rent of $50,080 that will be applied to the base rent in November 2006, October 2007, November 2007 and December 2007 and a security deposit of $24,666.67.

This new location will serve as the Company's headquarters after it vacates its current office and manufacturing premises at 2441 Viscount Row in Orlando, Florida, which lease is set to expire in November 2006.

The Sublease Agreement also contains other terms and conditions including additional covenants, representations and warranties, indemnification provisions, a security deposit and other customary provisions that are described fully therein, which is filed as Exhibit 10.38 to this report and incorporated herein by reference.

Section 9. Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

10.38 Sublease Agreement dated October 3, 2006 between Galaxy Nutritional Foods, Inc. and Oracle Corporation (Filed herewith.)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2006                     Galaxy Nutritional Foods, Inc.

                                            By:        /s/ Salvatore J. Furnari
                                                     ---------------------------
                                                     Salvatore J. Furnari
                                                     Chief Financial Officer

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